UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02796 )

Exact name of registrant as specified in charter: Putnam High Yield Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2007

Date of reporting period: September 1, 2006— February 28, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam High Yield Trust

2|28|07

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
High Yield
Trust

2| 28| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	31
Financial statements	32

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

From our present vantage point, it has become apparent that certain sectors of the U.S. economy have slowed somewhat, although the global economy continues to demonstrate healthy growth. In recent weeks, financial markets have reflected increased uncertainty about the effects of the housing market decline and tighter credit standards by mortgage lenders on the U.S. economy. However, we believe that the U.S. economy is flexible enough to adapt to these challenges, just as it has adapted to other challenges that have arisen in the course of the recent economic expansion.

As you may have heard, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. Proxy solicitation materials related to these meetings, which provide detailed information regarding the proposed transaction, were recently mailed. We currently expect the transaction to be completed by the middle of 2007.

Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and we will continue in our role of overseeing the Putnam funds on your behalf.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is a founding partner of and advisor to the Boston Options Exchange; a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended February 28, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam High Yield Trust: a disciplined approach
to seeking high current income and capital growth

Unlike most types of fixed-income investments, high-yield bonds are more influenced by the performance of issuing companies than by interest rates. For this reason, distinguishing between opportunities and pitfalls in the high-yield bond market requires a rigorous selection process. With Putnam High Yield Trust, this process is highlighted by exhaustive research, investment diversification, and timely portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — more than 20 professionals, including analysts who specialize by industry — visits with the management of issuing companies and analyzes each company’s profitability and capital structure. The team then considers this information in the context of the bond’s total return profile before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of a broad range of industries and companies. Holdings are diversified across industry sectors and among bonds with different credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well. Among these securities, investments in emerging-market bonds can enhance the fund’s appreciation potential. The fund also invests in convertible securities as well as bank loans. Although diversification does not ensure a profit or protect against a loss and it is possible to lose money in a diversified portfolio, the fund’s diversification can help reduce the volatility that typically comes with higher-risk investments.

As the bond markets shift over time, the fund’s management team looks for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, when interest rates are low, the fund may pursue the higher income potential offered by lower-quality issues. On the other hand, when interest rates are on the rise, yield spreads —that is, the difference in yield between higher-and lower-rated bonds of comparable maturities — typically narrow. In response, the fund may shift its emphasis to higher-quality high-yield bonds.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

What makes a bond
“high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

BOND RATINGS

Moody’s	Grade

Aaa	Investment

Aa	Investment

Baa	Investment

Ba, B	High yield

Caa/Ca	High yield

C	High yield

High-yield bonds have offered greater return
potential than investment-grade bonds.

Putnam High Yield Trust seeks high current income through a portfolio of higher-yielding, lower-rated corporate bonds diversified across different industry sectors. It has a secondary objective of capital growth when consistent with high current income. This fund may be suitable for investors who can accept a higher level of risk in exchange for a potentially higher level of income than that available from higher-quality bonds.

Highlights

• For the six months ended February 28, 2007, Putnam High Yield Trust’s class A shares had a total return of 8.19% without sales charges.

• The fund’s benchmark, the JPMorgan Developed High Yield Index, returned 8.47% .

• The average return for the fund’s Lipper category, High Current Yield Funds, was 7.67% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 2/28/07

Since the fund’s inception (2/14/78), average annual return is 9.21% at NAV and 9.07% at POP.

		Average annual return			Cumulative return
	NAV		POP	NAV		POP

10 years	5.33%		4.93%	68.05%		61.81%

5 years	10.48		9.64	64.57		58.46

3 years	8.47		7.11	27.62		22.87

1 year	10.61		6.48	10.61		6.48

6 months	—		—	8.19		4.09

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at POP reflect a maximum sales charge of 3.75% . For the most recent month-end performance, visit www.putnam.com. A 1% short-term trading fee may apply.

Report from the fund managers

The period in review

Against a backdrop of continued solid economic growth, low default rates, and global demand for higher-yielding investments, high-yield bonds extended their long-standing rally during the six-month period. Your fund’s performance at net asset value (NAV, or without sales charges) outpaced the average for its Lipper peer group, but finished slightly behind the return of its benchmark index. We attribute the underperformance relative to the benchmark to the fund’s smaller-than-benchmark position in the lowest tiers of the corporate debt market, particularly with regard to distressed bonds, which were among the strongest performers for the period. The fund’s relative strength in comparison to its peer group most likely reflects our security selections and weightings in the energy and diversified media sectors, which outperformed the broader market. Amid an equity market rally, fund performance was also bolstered by superior performance from select convertible bond holdings, as well as other equity-sensitive positions.

Market overview

Sustained solid economic growth, a stream of positive earnings news, historically low default rates, and signs that inflation was in check all contributed to the rally in the high-yield bond market over the past six months. All higher-risk assets benefited from the Federal Reserve’s (the Fed’s) decision to suspend its credit-tightening program in August 2006. Furthermore, the Fed remained on the sidelines throughout the period, holding the federal funds rate steady at 5.25%, which helped sustain the rally.

Prior to the Fed’s policy change, both equity and high-yield bond markets had suffered from the impact of rising interest rates and concern about the potential for income-eroding inflation that rate increases represent. Once investors realized that the hoped-for “soft landing” the Fed was trying to engineer might be within reach, market sentiment turned positive and equity and high-yield bonds rallied. A soft landing occurs when economic growth slows to less than inflationary levels but is still strong enough to sustain job creation and corporate profits. This rally lasted until the final days of the period when an equity market sell-off in China set off a risk-averse reaction across all higher-risk asset classes, including high-yield bonds. Despite this negative surprise at period-end, the high-yield bond market recorded strong positive results overall.

In addition to constructive fundamentals, the high-yield bond market benefited from strong technical factors. Demand for yield remained robust on a global basis, as yield-hungry investors demonstrated an increased willingness to take on risk amid growing confidence in a soft landing and declining market volatility. The market also easily absorbed new issuance.

The average yield spread, or difference in yield between bonds of comparable maturity, began the period near historic lows. When this occurs, it means that investors are paying more for the additional risks represented by high-yield bonds, but are not receiving the greater reward potential one would expect to accompany such risks. Constructive fundamental and technical factors led to the continued narrowing of the spread between rates on high-yield bonds and Treasuries.

Strategy overview

Your fund invests across most sectors of the high-yield bond market and employs multiple strategies in pursuit of its objectives. We believe that having

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 2/28/07.

Bonds

JPMorgan Developed High Yield Index (high-yield corporate bonds)	8.47%

Lehman Aggregate Bond Index (broad bond market)	3.66%

Lehman Government/Credit Bond Index
(U.S. Treasury and agency securities and corporate bonds)	3.70%

Lehman Municipal Bond Index (tax-exempt bonds)	2.89%

Equities

S&P 500 Index (broad stock market)	8.93%

Russell 2000 Value Index (small-company value stocks)	10.37%

Russell 2500 Growth Index (growth stocks of small and midsize companies)	13.22%

diversified return sources across a range of sectors and opportunity types contributes to more consistent results over time and enables us to manage risk more effectively. Generally, our investment decisions involve the following considerations: valuation, portfolio construction, and risk management.

In-depth credit research is the primary means by which we assess a particular issue’s value relative to its longer-term potential, as well as in comparison to other opportunities we are considering. We evaluate bond issuers based on their competitive advantages (which we expect to be sustainable), the viability of their capital structure (i.e., their financial framework, including such factors as long-term debt and net worth), their capacity to generate sufficient cash flow to cover debt, and the level of downside protection provided to investors. We focus our efforts on avoiding price erosion on bonds purchased or trading at par (face value), and we use our industry/valuation expertise to pursue opportunities among stressed bonds.

Risk management is a focal point within our portfolio construction process. Our proprietary risk management tools let us break down and evaluate risk in terms of macroeconomic, sector, subsector, and individual security factors. With this combination of research and risk management, we believe we are able to evaluate opportunities and build portfolios that offer shareholders an

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

optimal balance between risk exposure and potential reward.

During the semiannual period, we emphasized bonds from the middle credit tiers of the high-yield market, which generally meant B-rated securities. In our opinion, the risk/reward profile of lower-rated bonds has become much less attractive, and we trimmed the fund’s exposure to them in order to reduce the portfolio’s credit risk. (Credit risk is the risk that a bond issuer could default and fail to pay interest and repay principal in a timely manner.) While we expect this strategy to prove rewarding over the long term, it detracted from relative results versus the fund’s benchmark during the period, as the lowest-rated credits strengthened.

Your fund’s holdings

Fund performance continued to benefit from an overweight position in the energy sector, where fundamentals remained strong and reflected relatively high demand on a global basis. Securities issued by portfolio holding XCL, an oil and natural gas exploration and production company, were among the top contributors to fund performance, as their prices rose significantly on news of bids for the company. Positive fundamentals drove up the value of bonds issued by natural gas companies El Paso and Williams. El Paso is one of North America’s largest independent natural gas producers. Williams is also in the business of natural gas exploration, production, processing, and transportation.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 2/28/07. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Coupon (%) and maturity date	Sector

CCH I, LLC/Capital Corp. (1.1%)	11%, 2015	Cable television

General Motors Corp. (0.9%)	7.2%, 2011	Automotive

General Motors Acceptance Corp. (0.8%)	6.75%, 2014	Financial

Ford Motor Credit Corp. (0.7%)	9.875%, 2011	Automotive

General Motors Acceptance Corp. (0.6%)	6.875%, 2012	Financial

Idearc Inc. (0.6%)	8%, 2016	Communications services

Wimar Opco, LLC. (0.6%)	9.625%, 2014	Consumer cyclicals

NRG Energy, Inc. (0.6%)	7.375%, 2016	Utilities and power

SunGard Data Systems, Inc. (0.6%)	9.125%, 2013	Technology

Chaparral Steel Co. (0.6%)	10%, 2013	Basic materials

Demand for natural gas — from both electrical power generators and individual consumers — continues to grow.

Holdings of bonds issued by companies in the automotive sector also bolstered relative results. In particular, bonds issued by Ford Motor Credit and General Motors Acceptance (GMAC) advanced robustly. Strength in this sector was, in part, the result of investors realizing that the market had overreacted to the challenges faced by automakers. In addition, investors responded favorably to announcements of cost cuts and liquidity enhancements. Finally, bonds issued by GMAC benefited from the completion of the sale of that entity by General Motors to an investment consortium led by Cerberus FIM Investors. Investors expect GMAC to benefit from access to lower-cost funds as it assumes an independent credit profile from General Motors.

Bonds issued by Charter Communications, a broadband communications company, contributed to results, as the company benefited from investors’ preference for higher-yielding, lower-quality issues during the period. Charter Communications provides a full range of advanced residential broadband services and business-to-business video, data, and Internet protocol solutions.

Select holdings in the media and publishing sectors also delivered solid results for the period. Holdings of Interpublic Group, a global marketing communications and marketing services company, and of PRIMEDIA, a leading publisher of targeted media, advanced amid continued improvements in company fundamentals. The performance of high-yield bonds issued by certain theatre operators — a subsector within the broader entertainment sector — also contributed to relative results.

As noted earlier, the fund’s limited exposure to distressed or defaulted bonds (bonds rated CCC and below) was the primary detractor from performance during the period. As noted earlier, many such bonds rallied amid strong demand for yield and investors’ greater tolerance for risk. The fund did not own or had underweight positions in a number of high-profile bonds that fell into the “defaulted” category, such as those issued by electric utility Calpine, airline giants Delta and Northwest, and automotive component maker Delphi. These bonds were among the stronger performers of the period, but the fund did not benefit from their strength. In addition, the fund did not own bonds issued by telecom provider Suncom, forest products maker Tembec, and health-care company Rotech Healthcare, which are all companies that we believe are in stressed situations. Our decision to avoid these bonds, which actually helped performance in earlier periods, proved detrimental to performance during the period, as they gained substantially in value.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We begin the second half of the fund’s 2007 fiscal year with a somewhat constructive outlook for the high-yield market. It appears that high-yield issuers are continuing to demonstrate strong financial performance, and capital markets have been providing them with ample liquidity. Defaults remain at record lows as do forward indicators of potential default levels, and the most recent earnings performance for high-yield companies was generally positive. However, the longer this benign environment persists, the more aggressive the capital structures we have seen are likely to become. Already, headline-grabbing, highly leveraged buyouts are appearing more frequently.

Given the high-yield market’s multi-year advances, we believe that in the future, fund performance is likely to be driven more by yield and less by capital appreciation. We consequently plan to continue selectively reducing the fund’s exposure to the lowest credit tiers while bolstering its already larger-than-benchmark position in the middle-tier credits (those rated single B). In our opinion, favoring the higher-quality tiers within the universe of lower-rated bonds while diversifying investments across many different industries and sectors should enable the fund to continue to perform well.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance for periods ended February 28, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 2/28/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.21%	9.07%	8.29%	8.29%	8.38%	8.38%	8.83%	8.71%	8.93%	9.28%

10 years	68.05	61.81	56.44	56.44	55.49	55.49	64.08	58.72	63.27	71.10
Annual average	5.33	4.93	4.58	4.58	4.51	4.51	5.08	4.73	5.02	5.52

5 years	64.57	58.46	58.80	56.80	58.18	58.18	62.69	57.45	61.86	66.64
Annual average	10.48	9.64	9.69	9.41	9.60	9.60	10.22	9.50	10.11	10.75

3 years	27.62	22.87	25.00	22.00	24.91	24.91	26.78	22.66	26.12	28.45
Annual average	8.47	7.11	7.72	6.85	7.70	7.70	8.23	7.05	8.04	8.70

1 year	10.61	6.48	9.94	4.94	9.70	8.70	10.40	6.80	10.12	10.88

6 months	8.19	4.09	7.81	2.81	7.69	6.69	8.15	4.70	7.85	8.27

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a maximum sales charge of 3.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns

For periods ended 2/28/07

	JPMorgan	Lipper High Current
	Developed High	Yield Funds
	Yield Index	category average†
Annual average
(life of fund)	—*	8.94%

10 years	92.79%	69.44
Annual average	6.78	5.28

5 years	70.25	58.11
Annual average	11.23	9.53

3 years	28.37	25.38
Annual average	8.68	7.81

1 year	12.08	10.24

6 months	8.47	7.67

Index and Lipper results should be compared to fund performance at net asset value.

* This index began operations on 12/31/94.

† Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 2/28/07, there were 465, 449, 384, 315, and 124 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.20%	9.06%	8.27%	8.27%	8.37%	8.37%	8.82%	8.69%	8.91%	9.27%

10 years	73.89	67.33	61.68	61.68	60.84	60.84	69.58	64.08	68.96	76.88
Annual average	5.69	5.28	4.92	4.92	4.87	4.87	5.42	5.08	5.38	5.87

5 years	61.42	55.31	55.54	53.54	55.05	55.05	59.17	53.93	58.94	63.05
Annual average	10.05	9.20	9.24	8.95	9.17	9.17	9.74	9.01	9.71	10.27

3 years	27.45	22.71	24.68	21.68	24.75	24.75	26.46	22.35	26.11	28.28
Annual average	8.42	7.06	7.63	6.76	7.65	7.65	8.14	6.96	8.04	8.66

1 year	10.60	6.46	9.79	4.79	9.82	8.82	10.39	6.78	10.23	10.87

6 months	7.36	3.31	6.85	1.85	7.00	6.00	7.19	3.66	7.14	7.44

For a portion of the period, this fund limited expenses, without which returns would have been lower.

Fund price and distribution information

For the six-month period ended 2/28/07

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.294		$0.263	$0.264	$0.282		$0.286	$0.306

Capital gains	—		—	—	—		—	—

Total	$0.294		$0.263	$0.264	$0.282		$0.286	$0.306

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/06	$7.87	$8.18	$7.84	$7.84	$7.88	$8.14	$7.85	$7.83

2/28/07	8.21	8.53	8.18	8.17	8.23	8.51	8.17	8.16

Current yield
(end of period)
Current
dividend rate[1]	7.16%	6.89%	6.45%	6.46%	6.85%	6.63%	7.05%	7.50%

Current 30-day
SEC yield[2]	6.72	6.47	5.96	5.96	6.46	6.25	6.46	6.97

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

Fund’s annual operating expenses

For the fiscal year ended 8/31/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	1.02%	1.77%	1.77%	1.27%	1.27%	0.77%

Expense information in this table may differ from that shown in the next section and in the financial highlights of this report.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam High Yield Trust from September 1, 2006, to February 28, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.27	$ 9.12	$ 9.11	$ 6.55	$ 6.54	$ 3.98

Ending value (after expenses)	$1,081.90	$1,078.10	$1,076.90	$1,081.50	$1,078.50	$1,082.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2007, use the calculation method below. To find the value of your investment on September 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 09/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.11	$ 8.85	$ 8.85	$ 6.36	$ 6.36	$ 3.86

Ending value (after expenses)	$1,019.74	$1,016.02	$1,016.02	$1,018.50	$1,018.50	$1,020.98

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund’s annualized
expense ratio	1.02%	1.77%	1.77%	1.27%	1.27%	0.77%

Average annualized expense
ratio for Lipper peer group*	1.12%	1.87%	1.87%	1.37%	1.37%	0.87%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam High Yield Trust	46%	41%	62%	75%	74%*

Lipper High Current Yield Funds
category average	83%	73%	95%	98%	99%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on August 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

* Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader and Norman Boucher and Robert Salvin are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2007, and February 28, 2006.

Trustee and Putnam employee fund ownership

As of February 28, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 560,000	$101,000,000

Putnam employees	$4,642,000	$459,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $1,300,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader
and Portfolio Members

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund and Putnam High Yield Advantage Fund. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Norman Boucher is also a Portfolio Member of Putnam High Yield Advantage Fund.

Robert Salvin is also a Portfolio Leader of Putnam High Income Securities Fund and a Portfolio Member of Putnam Convertible Income-Growth Trust and Putnam High Yield Advantage Fund.

Paul Scanlon, Norman Boucher, and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended February 28, 2007, Portfolio Member Geoffrey Kelley left the fund’s management team and took up other fund management responsibilities at Putnam.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2007, and February 28, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006					•

Steven Krichmar	2007						•

Chief of Operations	2006							•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 2/28/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

Russell 2500 Growth Index is an unmanaged index of those companies in the small/mid-cap Russell 2500 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2006. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below include reference to PIL as necessary or appropriate in the context.)

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 48th percentile in management fees and in the 31st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Current Yield Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

22nd	24th	28th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended March 31, 2006, there were 435, 382, and 310 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper High Current Yield Funds category for the one-, five- and ten-year periods ended March 31, 2007, were 34%, 28%, and 51% respectively. Over the one-, five- and ten-year periods ended March 31, 2007, the fund ranked 149th out of 445, 86th out of 315, and 64th out of 126 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of new management and sub-management contracts
in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. Proxy solicitation materials related to these meetings, which provide detailed information regarding the transaction, were recently mailed. The transaction is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8-9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund (and, in the case of your fund, a new sub-management contract) proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8-9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund (and, in the case of your fund, the new sub-management contract) and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. They noted, in the case of your fund, that the terms of the proposed new sub-management contract were identical to the current sub-management contract, except for the effective date. In considering the approval of the proposed new management contracts (and, in the case of your fund, the new sub-management contract), the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts (and, in the case of your fund, the new sub-management contract), the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management (and, in the case of your fund, sub-management) contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts (and, in the case of your fund, the new sub-management contract) and determined to recommend their approval to the shareholders of the Putnam funds.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 2/28/07 (Unaudited)

CORPORATE BONDS AND NOTES (88.7%)*

		Principal amount	Value

Advertising and Marketing Services (0.3%)
Lamar Media Corp. company guaranty 7 1/4s, 2013		$4,050,000	$4,110,750
Lamar Media Corp. company guaranty Ser. B, 6 5/8s, 2015		2,140,000	2,107,900
			6,218,650

Automotive (4.5%)
American Axle & Manufacturing, Inc. company
guaranty 7 7/8s, 2017		4,165,000	4,165,000
ArvinMeritor, Inc. sr. unsec. notes 8 1/8s, 2015		1,460,000	1,481,900
Dana Corp. sr. notes 5.85s, 2015		6,095,000	4,434,113
Ford Motor Co. notes 7.45s, 2031		10,425,000	8,366,063
Ford Motor Credit Corp. bonds 7 3/8s, 2011		2,740,000	2,724,552
Ford Motor Credit Corp. notes 7 7/8s, 2010		7,800,000	7,934,355
Ford Motor Credit Corp. notes 7 3/8s, 2009		6,310,000	6,357,363
Ford Motor Credit Corp. sr. notes 9 7/8s, 2011		15,395,000	16,593,377
Ford Motor Credit Corp. sr. unsec 8s, 2016		2,325,000	2,308,479
Ford Motor Credit Corp. sr. unsec. FRN 8.11s, 2012		1,810,000	1,819,272
Ford Motor Credit Corp. 144A sr. unsec.
notes 9 3/4s, 2010		5,420,000	5,807,216
General Motors Corp. debs. 9.4s, 2021		1,250,000	1,253,125
General Motors Corp. notes 7.2s, 2011		20,470,000	19,958,250
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014 (S)		3,845,000	4,008,413
TRW Automotive, Inc. sr. notes 9 3/8s, 2013		4,105,000	4,407,744
TRW Automotive, Inc. sr. sub. notes 11s, 2013		7,478,000	8,197,758
UCI Holdco, Inc. 144A sr. notes 12.37s, 2013 ‡‡		5,420,000	5,541,950
			105,358,930

Basic Materials (10.2%)
Abitibi-Consolidated, Inc. debs. 8.85s, 2030 (Canada)		1,635,000	1,504,200
Abitibi-Consolidated, Inc. notes 7 3/4s, 2011 (Canada)		3,595,000	3,523,100
Abitibi-Consolidated, Inc. notes 6s, 2013 (Canada)		3,278,000	2,884,640
AK Steel Corp. company guaranty 7 3/4s, 2012		9,240,000	9,355,500
Aleris International, Inc. 144A sr. notes 9s, 2014		4,325,000	4,584,500
Aleris International, Inc. 144A sr. sub. notes 10s, 2016		4,875,000	5,143,125
ARCO Chemical Co. debs. 10 1/4s, 2010		1,525,000	1,692,750
BCP Crystal US Holdings Corp. sr. sub. notes 9 5/8s, 2014		6,690,000	7,434,263
Builders FirstSource, Inc. company guaranty FRN
9.61s, 2012		6,745,000	6,879,900
Century Aluminum Co. company guaranty 7 1/2s, 2014		2,785,000	2,847,663
Chaparral Steel Co. company guaranty 10s, 2013		12,416,000	13,874,880
Chesapeake Corp. sr. sub. notes 7s, 2014	EUR	885,000	1,133,887
Clondalkin Industries BV 144A sr. notes 8s, 2014
(Netherlands)	EUR	4,540,000	6,396,354
Cognis Holding GmbH & Co. 144A sr. notes 12.876s,
2015 (Germany) ‡‡	EUR	4,198,911	5,783,872
Compass Minerals International, Inc. sr. disc.
notes stepped-coupon Ser. B, zero % (12s, 6/1/08), 2013 ††		$2,540,000	2,463,800

CORPORATE BONDS AND NOTES (88.7%)* continued

		Principal amount	Value

Basic Materials continued
Compass Minerals International, Inc. sr. notes
stepped-coupon zero % (12 3/4s, 12/15/07), 2012 ††		$10,532,000	$10,518,835
Covalence Specialty Materials Corp. 144A
sr. sub. notes 10 1/4s, 2016		11,305,000	10,768,013
Crystal US Holdings, LLC sr. disc.
notes stepped-coupon Ser. A, zero % (10s, 10/1/09), 2014 ††		9,769,000	8,547,875
Domtar, Inc. notes 7 1/8s, 2015 (Canada)		400,000	401,500
Domtar, Inc. notes 5 3/8s, 2013 (Canada)		8,045,000	7,441,625
Georgia-Pacific Corp. debs. 9 1/2s, 2011		10,050,000	11,230,875
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		3,790,000	4,036,350
Hercules, Inc. company guaranty 6 3/4s, 2029		1,380,000	1,380,000
Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC 144A sr. notes 9 3/4s, 2014		2,190,000	2,321,400
Huntsman, LLC company guaranty 11 5/8s, 2010		1,000	1,085
Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012		3,018,000	3,078,360
Jefferson Smurfit Corp. company guaranty 7 1/2s, 2013		350,000	348,250
JSG Holding PLC 144A sr. notes 11 1/2s, 2015
(Ireland) ‡‡	EUR	3,680,565	5,185,506
Lyondell Chemical Co. company guaranty 8 1/4s, 2016		$2,655,000	2,854,125
Lyondell Chemical Co. company guaranty 8s, 2014		4,250,000	4,473,125
MDP Acquisitions PLC sr. notes 9 5/8s, 2012 (Ireland)		6,465,000	6,860,981
Metals USA, Inc. sec. notes 11 1/8s, 2015		6,050,000	6,715,500
Momentive Performance Materials, Inc. 144A
sr. notes 9 3/4s, 2014		9,390,000	9,836,025
Mosaic Co. (The) 144A sr. notes 7 5/8s, 2016		1,295,000	1,350,038
Mosaic Co. (The) 144A sr. notes 7 3/8s, 2014		780,000	805,350
Nalco Co. sr. sub. notes 8 7/8s, 2013		8,821,000	9,394,365
Nell AF S.a.r.l. 144A sr. notes 8 3/8s, 2015
(Luxembourg)		4,110,000	4,336,050
Nell AF S.a.r.l. 144A sr. notes 8 3/8s, 2015
(Luxembourg)	EUR	2,935,000	4,286,514
NewPage Corp. company guaranty 10s, 2012		$4,785,000	5,215,650
Newpage Holding Corp. sr. notes FRN 12.389s, 2013 ‡‡		2,300,000	2,323,000
Norske Skog Canada, Ltd. company guaranty Ser. D,
8 5/8s, 2011 (Canada)		7,543,000	7,693,860
Novelis, Inc. company guaranty 7 1/4s, 2015
(acquired various dates from 8/11/05 to 1/26/07,
cost $4,974,337) ‡		4,875,000	5,070,000
PCI Chemicals Canada sec. sr. notes 10s, 2008 (Canada)		1,286,214	1,321,585
Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	5,460,000	7,663,639
Stone Container Corp. sr. notes 9 3/4s, 2011		$11,276,000	11,684,755
Stone Container Corp. sr. notes 8 3/8s, 2012		1,100,000	1,122,000
Tube City IMS Corp. 144A sr. sub. notes 9 3/4s, 2015		4,295,000	4,509,750
Ucar Finance, Inc. company guaranty 10 1/4s, 2012		782,000	823,055
Wheeling-Pittsburgh Steel Corp. sr. notes Ser. A, 5s, 2011 ‡‡		762,634	592,948
Wheeling-Pittsburgh Steel Corp. sr. notes Ser. B, 6s, 2010 ‡‡		432,919	336,595
			240,031,018

CORPORATE BONDS AND NOTES (88.7%)* continued

	Principal amount	Value

Beverage (0.1%)
Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008	$3,133,000	$3,187,828
Constellation Brands, Inc. sr. sub. notes Ser. B, 1/8s, 2012	383,000	398,320
		3,586,148

Broadcasting (2.2%)
British Sky Broadcasting PLC company
guaranty 6 7/8s, 2009 (United Kingdom)	210,000	216,356
DirecTV Holdings, LLC company guaranty 6 3/8s, 2015	10,347,000	9,946,054
Echostar DBS Corp. company guaranty 7s, 2013	4,245,000	4,361,738
Echostar DBS Corp. company guaranty 6 5/8s, 2014	705,000	712,050
Echostar DBS Corp. sr. notes 6 3/8s, 2011	13,260,000	13,326,300
Ion Media Networks, Inc. 144A sec. FRN 11.61s, 2013	2,735,000	2,858,075
Ion Media Networks, Inc. 144A sec. FRN 8.61s, 2012	3,300,000	3,357,750
LIN Television Corp. company guaranty Ser. B,
6 1/2s, 2013	1,470,000	1,433,250
LIN Television Corp. sr. sub. notes 6 1/2s, 2013	35,000	34,125
Sirius Satellite Radio, Inc. sr. unsecd. notes 9 5/8s, 2013	5,610,000	5,666,100
Young Broadcasting, Inc. company guaranty 10s, 2011	6,234,000	6,187,245
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014	2,765,000	2,599,100
		50,698,143

Building Materials (1.2%)
Associated Materials, Inc. company guaranty 9 3/4s, 2012	8,967,000	9,370,515
NTK Holdings, Inc. sr. disc. notes zero %, 2014	7,175,000	5,632,375
Texas Industries, Inc. sr. unsecd. notes 7 1/4s, 2013	4,585,000	4,676,700
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	7,430,000	7,560,025
		27,239,615

Cable Television (3.0%)
Adelphia Communications zero %, 2010	3,231,000	961,223
Adelphia Communications zero %, 2009	5,000	1,575
Adelphia Communications zero %, 2008	2,471,000	741,300
Adelphia Communications Corp. zero %, 2011	90,000	28,350
Adelphia Communications Corp. zero %, 2009	2,918,000	875,400
Adelphia Communications Corp. zero %, 2007	5,000	1,500
Atlantic Broadband Finance, LLC company
guaranty 9 3/8s, 2014	4,205,000	4,310,125
Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012	1,130,000	1,146,950
CCH I Holdings, LLC company guaranty 12 1/8s, 2015	1,133,000	1,118,838
CCH I, LLC/Capital Corp. sec. notes 11s, 2015	24,966,000	25,964,640
CCH II, LLC/Capital Corp. sr. notes Ser. B, 10 1/4s, 2010	6,525,000	6,851,250
CCH, LLC/Capital Corp. sr. notes 10 1/4s, 2010	2,390,000	2,515,475
CSC Holdings, Inc. debs. 7 5/8s, 2018	2,614,000	2,646,675
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011	5,240,000	5,384,100
CSC Holdings, Inc. 144A sr. notes 6 3/4s, 2012	6,505,000	6,439,950
Intelsat Intermediate Holding Co., Ltd. company guaranty
stepped-coupon zero % (9 1/4s, 2/1/10), 2015 (Bermuda) ††	2,355,000	1,948,763
NTL Cable PLC sr. notes 9 1/8s, 2016 (United Kingdom)	2,200,000	2,337,500

CORPORATE BONDS AND NOTES (88.7%)* continued

		Principal amount	Value

Cable Television continued
Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012		$7,275,000	$7,729,688
Rainbow National Services, LLC 144A
sr. sub. debs. 10 3/8s, 2014		150,000	168,000
			71,171,302

Capital Goods (7.2%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		6,399,000	6,399,000
Allied Waste North America, Inc. company
guaranty 6 7/8s, 2017		7,815,000	7,756,388
Allied Waste North America, Inc. company
guaranty Ser. B, 8 1/2s, 2008		5,987,000	6,293,834
Allied Waste North America, Inc. sec. notes Ser. B,
5 3/4s, 2011		860,000	839,575
American Railcar Industries, Inc. 144A sr. unsec.
notes 7 1/2s, 2014		1,035,000	1,053,113
Amsted Industries, Inc. 144A sr. notes 10 1/4s, 2011		6,880,000	7,370,200
Baldor Electric Co. company guaranty 8 5/8s, 2017		5,600,000	5,880,000
Blount, Inc. sr. sub. notes 8 7/8s, 2012		3,825,000	3,987,563
Bombardier, Inc. 144A sr. notes 8s, 2014 (Canada) (S)		1,645,000	1,719,025
Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008		4,360,000	4,365,450
Crown Americas, LLC/Crown Americas Capital Corp.
sr. notes 7 5/8s, 2013		7,115,000	7,346,238
Crown Euro Holdings SA company guaranty 6 1/4s,
2011(France)	EUR	4,290,000	5,862,524
Graham Packaging Co., Inc. sub. notes 9 7/8s, 2014		$2,770,000	2,853,100
Greenbrier Cos., Inc. company guaranty 8 3/8s, 2015		5,890,000	5,978,350
Hexcel Corp. sr. sub. notes 6 3/4s, 2015		3,395,000	3,369,538
K&F Acquisitions, Inc. company guaranty 7 3/4s, 2014		6,921,000	7,145,933
L-3 Communications Corp. company guaranty 6 1/8s, 2013		7,610,000	7,514,875
L-3 Communications Corp. sr. sub. notes Class B,
6 3/8s, 2015		6,675,000	6,641,625
Legrand SA debs. 8 1/2s, 2025 (France)		11,520,000	13,420,800
Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012		4,758,000	5,091,060
Milacron Escrow Corp. sec. notes 11 1/2s, 2011		7,431,000	7,282,380
Owens-Brockway Glass Container, Inc. company
guaranty 6 3/4s, 2014	EUR	5,920,000	8,070,431
Owens-Brockway Glass Container, Inc. sr. sec.
notes 8 3/4s, 2012		$5,875,000	6,168,750
Owens-Illinois, Inc. debs. 7 1/2s, 2010		15,000	15,375
Ray Acquisition SCA 144A sec. notes 9 3/8s,
2015 (France)	EUR	3,295,000	4,977,927
RBS Global, Inc. / Rexnord Corp. 144A company
guaranty 9 1/2s, 2014		$10,210,000	10,771,550
RBS Global, Inc. / Rexnord Corp. 144A
sr. notes 8 7/8s, 2016		1,080,000	1,101,600
Solo Cup Co. sr. sub. notes 8 1/2s, 2014		4,805,000	4,168,338
TD Funding Corp. company guaranty 7 3/4s, 2014		1,325,000	1,361,438
TD Funding Corp. 144A sr. sub. notes 7 3/4s, 2014		3,735,000	3,837,713

CORPORATE BONDS AND NOTES (88.7%)* continued

		Principal amount	Value

Capital Goods continued
Tekni-Plex, Inc. 144A sec. notes 10 7/8s, 2012		$5,430,000	$6,081,600
Titan International, Inc. 144A sr. notes 8s, 2012		3,765,000	3,840,300
			168,565,593

Commercial and Consumer Services (0.1%)
iPayment, Inc. company guaranty 9 3/4s, 2014		2,070,000	2,121,750

Communication Services (8.3%)
American Cellular Corp. company guaranty 9 1/2s, 2009		1,842,000	1,823,580
American Cellular Corp. sr. notes Ser. B, 10s, 2011		4,045,000	4,302,869
American Tower Corp. sr. notes 7 1/2s, 2012		3,360,000	3,490,200
American Towers, Inc. company guaranty 7 1/4s, 2011		2,210,000	2,284,588
BCM Ireland Finance Ltd. 144A FRN 8.814s, 2016
(Cayman Islands)	EUR	1,715,000	2,361,339
Centennial Cellular Operating Co., LLC company
guaranty 10 1/8s, 2013		$3,145,000	3,400,531
Centennial Communications Corp. sr. notes 10s, 2013		2,860,000	3,088,800
Centennial Communications Corp. sr. notes FRN
11.11s, 2013		1,155,000	1,218,525
Cincinnati Bell, Inc. company guaranty 7s, 2015		2,210,000	2,201,713
Citizens Communications Co. notes 9 1/4s, 2011		4,245,000	4,722,563
Cricket Communications, Inc. 144A sr. notes 9 3/8s, 2014		4,980,000	5,253,900
Digicel Group, Ltd. 144A sr. notes 8 7/8s, 2015 (Bermuda)		4,205,000	4,105,131
Digicel, Ltd. 144A sr. notes 9 1/4s, 2012 (Jamaica)		3,550,000	3,780,750
Dobson Cellular Systems sec. notes 9 7/8s, 2012		4,480,000	4,872,000
Dobson Communications Corp. sr. notes FRN 9.61s, 2012		2,355,000	2,431,538
Idearc Inc. 144A sr. notes 8s, 2016		14,670,000	15,073,425
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 11/15/08), 2012
(United Kingdom) ††		9,197,000	8,622,188
Intelsat Bermuda, Ltd. 144A sr. notes 11 1/4s,
2016 (Bermuda)		10,665,000	12,078,113
Intelsat Bermuda, Ltd. 144A sr. unsec. FRN 8.872s,
2015 (Bermuda)		1,935,000	1,980,956
Intelsat Subsidiary Holding Co., Ltd.
sr. notes 8 1/2s, 2013 (Bermuda)		2,145,000	2,236,163
iPCS, Inc. sr. notes 11 1/2s, 2012		2,620,000	2,895,100
Level 3 Communications, Inc. sr. notes 11 1/2s, 2010		4,610,000	5,117,100
Level 3 Financing, Inc. company guaranty 12 1/4s, 2013		2,605,000	3,041,338
Level 3 Financing, Inc. 144A sr. notes 9 1/4s, 2014		5,355,000	5,495,569
Level 3 Financing, Inc. 144A sr. notes 8 3/4s, 2017		3,135,000	3,146,756
MetroPCS Wireless Inc. 144A sr. notes 9 1/4s, 2014		4,900,000	5,145,000
Nordic Telephone Co. Holdings ApS 144A
sr. notes 8 7/8s, 2016 (Denmark)		1,035,000	1,115,213
PanAmSat Corp. company guaranty 9s, 2014		2,995,000	3,234,600
Qwest Communications International, Inc.
company guaranty 7 1/2s, 2014		11,530,000	11,947,963
Qwest Corp. debs. 7 1/4s, 2025		2,875,000	2,972,031
Qwest Corp. notes 8 7/8s, 2012		12,520,000	13,834,600

CORPORATE BONDS AND NOTES (88.7%)* continued

	Principal amount	Value

Communication Services continued
Qwest Corp. sr. notes 7 5/8s, 2015	$4,705,000	$5,022,588
Qwest Corp. sr. unsec. notes 7 1/2s, 2014	2,360,000	2,504,550
Rogers Wireless, Inc. sec. notes 7 1/2s, 2015 (Canada)	2,685,000	2,862,881
Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)	250,000	256,563
Rogers Wireless, Inc. sr. sub. notes 8s, 2012 (Canada)	3,355,000	3,577,269
Rural Cellular Corp. sr. notes 9 7/8s, 2010	2,105,000	2,226,038
Rural Cellular Corp. sr. sub. FRN 11.11s, 2012	1,450,000	1,508,000
Rural Cellular Corp. sr. sub. notes 9 3/4s, 2010	2,225,000	2,283,406
Syniverse Technologies, Inc. sr. sub. notes Ser. B,
7 3/4s, 2013	3,840,000	3,859,200
Time Warner Telecom, Inc. company guaranty 9 1/4s, 2014	4,640,000	4,976,400
West Corp. 144A sr. notes 9 1/2s, 2014	2,250,000	2,368,125
West Corp. 144A sr. sub. notes 11s, 2016	1,540,000	1,667,050
Windstream Corp. company guaranty 8 5/8s, 2016	8,105,000	8,874,975
Windstream Corp. company guaranty 8 1/8s, 2013	4,260,000	4,595,475
		193,856,662

Consumer (0.6%)
Jostens IH Corp. company guaranty 7 5/8s, 2012	11,410,000	11,695,250
Yankee Acquisition Corp. 144A sr. notes 8 1/2s, 2015	2,130,000	2,177,925
Yankee Acquisition Corp. 144A sr. sub. notes 9 3/4s, 2017	1,065,000	1,091,625
		14,964,800

Consumer Goods (2.0%)
Church & Dwight Co., Inc. company guaranty 6s, 2012	4,535,000	4,432,963
Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	5,790,000	5,934,750
Jarden Corp. company guaranty 7 1/2s, 2017	4,175,000	4,232,406
Playtex Products, Inc. company guaranty 9 3/8s, 2011	4,924,000	5,090,185
Playtex Products, Inc. sec. notes 8s, 2011	9,380,000	9,802,100
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	6,304,000	6,524,640
Spectrum Brands, Inc. company guaranty 7 3/8s, 2015	9,435,000	8,031,544
Spectrum Brands, Inc. sr. sub. notes 8 1/2s, 2013	3,470,000	3,192,400
		47,240,988

Consumer Services (0.6%)
Rental Services Corp. 144A bonds 9 1/2s, 2014	2,910,000	3,099,150
United Rentals NA, Inc. company guaranty 6 1/2s, 2012	2,610,000	2,623,050
United Rentals NA, Inc. sr. sub. notes 7s, 2014	7,885,000	7,924,425
		13,646,625

Energy (9.1%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	12,435,000	12,217,388
Bluewater Finance, Ltd. company guaranty 10 1/4s,
2012 (Cayman Islands)	3,670,000	3,825,975
Chaparral Energy, Inc. 144A sr. notes 8 7/8s, 2017	4,305,000	4,391,100
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014 (Canada)	8,565,000	8,415,113
Chesapeake Energy Corp. company guaranty 7 3/4s, 2015	3,787,000	3,947,948
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	6,635,000	6,916,988
Chesapeake Energy Corp. sr. notes 7s, 2014	2,775,000	2,851,313

CORPORATE BONDS AND NOTES (88.7%)* continued

	Principal amount	Value

Energy continued
Complete Production Services, Inc. 144A
sr. notes 8s, 2016	$7,375,000	$7,540,938
Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)	9,015,000	8,834,700
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	4,580,000	4,431,150
Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	2,890,000	2,918,900
Dresser-Rand Group, Inc. company guaranty 7 3/8s, 2014	2,709,000	2,749,635
Encore Acquisition Co. sr. sub. notes 6 1/4s, 2014	2,265,000	2,089,463
Encore Acquisition Co. sr. sub. notes 6s, 2015	7,644,000	6,841,380
EXCO Resources, Inc. company guaranty 7 1/4s, 2011	8,860,000	8,970,750
Forest Oil Corp. sr. notes 8s, 2011	4,319,000	4,502,558
Hanover Compressor Co. sr. notes 9s, 2014	3,245,000	3,520,825
Hanover Equipment Trust sec. notes Ser. B, 8 3/4s, 2011	1,660,000	1,726,400
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	6,030,000	5,818,950
Hilcorp Energy I LP/Hilcorp Finance Co. 144A
sr. notes 9s, 2016	2,335,000	2,486,775
Hornbeck Offshore Services, Inc. sr. notes Ser. B,
6 1/8s, 2014	2,350,000	2,220,750
Inergy LP/Inergy Finance Corp. sr. notes 6 7/8s, 2014	9,910,000	9,761,350
Massey Energy Co. sr. notes 6 5/8s, 2010	10,200,000	10,327,500
Newfield Exploration Co. sr. notes 7 5/8s, 2011	6,350,000	6,691,313
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	6,730,000	6,679,525
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	6,055,000	5,752,250
Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	3,795,913	3,888,833
Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014	3,335,000	3,496,988
Peabody Energy Corp. company guaranty 7 3/8s, 2016	2,655,000	2,774,475
Peabody Energy Corp. sr. notes 5 7/8s, 2016	6,750,000	6,412,500
PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	10,770,000	11,443,125
Pogo Producing Co. sr. sub. notes 7 7/8s, 2013	2,690,000	2,723,625
Pogo Producing Co. sr. sub. notes 6 7/8s, 2017	5,605,000	5,464,875
Pride International, Inc. sr. notes 7 3/8s, 2014	5,765,000	5,909,125
Quicksilver Resources, Inc. company guaranty 7 1/8s, 2016	3,675,000	3,601,500
Stallion Oilfield Services/Stallion Oilfield
Finance Corp. 144A sr. unsec 9 3/4s, 2015	5,355,000	5,595,975
Targa Resources, Inc. 144A company guaranty 8 1/2s, 2013	7,575,000	7,688,625
Whiting Petroleum Corp. company guaranty 7s, 2014	7,100,000	7,011,250
		212,441,833

Entertainment (1.7%)
AMC Entertainment, Inc. company guaranty 11s, 2016	3,288,000	3,735,990
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	1,039,000	1,064,975
Avis Budget Car Rental, LLC 144A sr. notes 7 3/4s, 2016 (S)	4,160,000	4,222,400
Avis Budget Car Rental, LLC 144A sr. notes 7 5/8s, 2014	2,720,000	2,760,800
Cinemark USA, Inc. sr. sub. notes 9s, 2013	1,550,000	1,646,875
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	9,780,000	8,777,550
Hertz Corp. company guaranty 8 7/8s, 2014	5,330,000	5,743,075

CORPORATE BONDS AND NOTES (88.7%)* continued

	Principal amount	Value

Entertainment continued
Marquee Holdings, Inc. sr. disc.
notes stepped-coupon zero % (12s, 8/15/09), 2014 ††	$5,200,000	$4,576,000
Universal City Florida Holding Co. sr. notes 8 3/8s, 2010	2,560,000	2,656,000
Universal City Florida Holding Co. sr. notes FRN 10.11s, 2010	3,396,000	3,514,860
		38,698,525

Financial (3.1%)
Crescent Real Estate Equities LP notes 7 1/2s, 2007 (R)	2,695,000	2,708,475
E*Trade Financial Corp. sr. unsec. notes 8s, 2011	8,275,000	8,668,063
Finova Group, Inc. notes 7 1/2s, 2009	9,177,000	2,707,215
General Motors Acceptance Corp. notes 7 3/4s, 2010	9,870,000	10,195,888
General Motors Acceptance Corp. notes 7s, 2012	2,490,000	2,530,733
General Motors Acceptance Corp. notes 6 7/8s, 2012 (S)	15,110,000	15,225,153
General Motors Acceptance Corp. notes 6 3/4s, 2014	18,900,000	18,849,386
General Motors Acceptance Corp. notes 5 1/8s, 2008	3,938,000	3,887,960
General Motors Acceptance Corp.
sr. unsub. notes 5.85s, 2009	7,895,000	7,831,927
		72,604,800

Food (2.0%)
Archibald Candy Corp. company guaranty 10s,
2007 (In default) (F) †	878,534	45,905
Chiquita Brands International, Inc.
sr. notes 8 7/8s, 2015	820,000	779,000
Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	4,870,000	4,407,350
Dean Foods Co. company guaranty 7s, 2016	6,600,000	6,814,500
Del Monte Corp. company guaranty 6 3/4s, 2015	3,440,000	3,388,400
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	6,390,000	6,709,500
Nutro Products, Inc. 144A sr. notes FRN 9.4s, 2013	2,845,000	2,955,244
Pilgrim’s Pride Corp. sr. unsec 7 5/8s, 2015	5,994,000	5,934,060
Pinnacle Foods Holding Corp. sr. sub. notes 8 1/4s, 2013	8,900,000	9,567,500
Swift & Co. company guaranty 10 1/8s, 2009	4,525,000	4,649,438
Swift & Co. sr. sub. notes 12 1/2s, 2010	2,255,000	2,362,113
		47,613,010

Gaming & Lottery (3.5%)
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012	3,345,000	3,445,350
Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	5,815,000	5,713,238
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	790,000	786,050
MGM Mirage, Inc. company guaranty 8 1/2s, 2010	3,382,000	3,622,968
MGM Mirage, Inc. company guaranty 6s, 2009	7,177,000	7,168,029
MGM Mirage, Inc. sr. notes 6 3/4s, 2012	2,000	1,995
Mirage Resorts, Inc. debs. 7 1/4s, 2017	895,000	890,525
Park Place Entertainment Corp.
sr. sub. notes 7 7/8s, 2010	2,929,000	3,090,095
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	6,855,000	7,060,650
Resorts International Hotel and Casino, Inc. company
guaranty 11 1/2s, 2009	6,543,000	6,837,435

CORPORATE BONDS AND NOTES (88.7%)* continued

	Principal amount	Value

Gaming & Lottery continued
Scientific Games Corp. company guaranty 6 1/4s, 2012	$6,245,000	$6,166,938
Station Casinos, Inc. sr. notes 6s, 2012	6,690,000	6,489,300
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	10,635,000	10,635,000
Wimar Opco, LLC. 144A sr. sub. notes 9 5/8s, 2014	14,345,000	14,434,656
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
1st mtge. 6 5/8s, 2014 (S)	5,975,000	5,915,250
		82,257,479

Health Care (5.3%)
Accellent, Inc. company guaranty 10 1/2s, 2013	5,320,000	5,532,800
AMR Holding Co., Inc./EmCare Holding Co., Inc.
sr. sub. notes 10s, 2015	345,000	379,500
Community Health Systems, Inc.
sr. sub. notes 6 1/2s, 2012	1,801,000	1,810,005
DaVita, Inc. company guaranty 6 5/8s, 2013	4,470,000	4,458,825
Elan Finance PLC/Elan Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)	3,010,000	2,961,088
HCA, Inc. notes 6 3/8s, 2015	2,250,000	1,940,625
HCA, Inc. notes 5 3/4s, 2014	2,385,000	2,036,194
HCA, Inc. sr. notes 7 7/8s, 2011	116,000	117,740
HCA, Inc. 144A sec. notes 9 1/4s, 2016	9,070,000	9,716,238
HCA, Inc. 144A sec. notes 9 1/8s, 2014	2,545,000	2,710,425
HCA, Inc. 144A sec. sr. notes 9 5/8s, 2016 ‡‡ (S)	7,800,000	8,424,000
Health Management Associates, Inc. sr. notes 6 1/8s, 2016	4,905,000	4,812,546
MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012	5,851,000	5,382,920
Omnicare, Inc. sr. sub. notes 6 7/8s, 2015	1,400,000	1,386,000
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	6,210,000	5,984,888
Psychiatric Solutions, Inc. company guaranty 7 3/4s, 2015	5,747,000	5,833,205
Select Medical Corp. company guaranty 7 5/8s, 2015	6,010,000	5,288,800
Service Corporation International debs. 7 7/8s, 2013	3,897,000	4,013,910
Service Corporation International sr. notes 7s, 2017	1,970,000	1,989,700
Service Corporation International sr. notes 6 3/4s, 2016	6,820,000	6,802,950
Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	8,140,000	7,855,100
Tenet Healthcare Corp. notes 7 3/8s, 2013	7,500,000	7,012,500
Tenet Healthcare Corp. sr. notes 9 7/8s, 2014	3,180,000	3,235,650
Universal Hospital Services, Inc. sr. notes 10 1/8s,
2011 (Canada)	65,000	69,063
US Oncology, Inc. company guaranty 9s, 2012	4,090,000	4,325,175
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	5,589,000	5,742,698
Ventas Realty LP/Capital Corp. company guaranty 9s,
2012 (R)	6,415,000	7,208,856
Ventas Realty LP/Capital Corp. company
guaranty 6 3/4s, 2010 (R)	2,255,000	2,302,919
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s,
2014 (R)	1,730,000	1,758,113
Ventas Realty LP/Capital Corp. sr. notes 6 1/2s,
2016 (R)	2,310,000	2,333,100
		123,425,533

CORPORATE BONDS AND NOTES (88.7%)* continued

	Principal amount	Value

Homebuilding (0.7%)
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	$4,000	$4,334
K. Hovnanian Enterprises, Inc. company
guaranty 8 7/8s, 2012	2,100,000	2,152,500
K. Hovnanian Enterprises, Inc. company
guaranty 7 3/4s, 2013	2,045,000	2,039,888
K. Hovnanian Enterprises, Inc. sr. notes 6 1/2s, 2014	2,000	1,915
Meritage Homes Corp. company guaranty 6 1/4s, 2015 (S)	2,080,000	1,955,200
Standard Pacific Corp. sr. notes 7 3/4s, 2013	4,490,000	4,490,000
Standard Pacific Corp. sr. notes 7s, 2015	850,000	816,000
Standard Pacific Corp. sr. notes 6 1/2s, 2008	1,572,000	1,572,000
Technical Olympic USA, Inc. company guaranty 9s, 2010	3,856,000	3,798,160
		16,829,997

Household Furniture and Appliances (0.4%)
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	9,697,000	10,230,335

Lodging/Tourism (0.5%)
FelCor Lodging LP company guaranty 8 1/2s, 2008 (R)	2,685,000	2,883,019
Host Marriott LP sr. notes 7 1/8s, 2013 (R)	100,000	102,000
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	9,300,000	9,439,500
		12,424,519

Media (1.1%)
Affinion Group, Inc. company guaranty 11 1/2s, 2015	3,780,000	4,101,300
Affinion Group, Inc. company guaranty 10 1/8s, 2013	6,605,000	7,133,400
Affinity Group, Inc. sr. sub. notes 9s, 2012	6,205,000	6,329,100
Interpublic Group of Companies, Inc. notes 6 1/4s, 2014	1,235,000	1,160,900
Nielsen Finance LLC/Nielsen Finance Co. 144A
sr. disc. notes stepped-coupon zero % (12 1/2s, 8/2/11), 2016 ††	2,085,000	1,462,106
Nielsen Finance LLC/Nielsen Finance Co. 144A
sr. notes 10s, 2014	4,495,000	4,910,788
		25,097,594

Publishing (2.8%)
American Media, Inc. company guaranty 8 7/8s, 2011	1,500,000	1,365,000
American Media, Inc. company guaranty Ser. B,
10 1/4s, 2009	5,105,000	4,862,513
CanWest Media, Inc. company guaranty 8s, 2012
(Canada)	4,629,006	4,767,876
Cenveo Corp., sr. sub. notes 7 7/8s, 2013	1,877,000	1,844,153
Dex Media West, LLC/Dex Media Finance Co.
sr. notes Ser. B, 8 1/2s, 2010	4,410,000	4,619,475
Dex Media, Inc. disc. notes stepped-coupon zero %
(9s, 11/15/08), 2013 ††	2,710,000	2,506,750
Dex Media, Inc. notes 8s, 2013	1,580,000	1,651,100
PRIMEDIA, Inc. company guaranty 8 7/8s, 2011 (S)	5,602,000	5,756,055
PRIMEDIA, Inc. sr. notes 8s, 2013	7,400,000	7,603,500
R.H. Donnelley Corp. sr. disc. notes Ser. A-2,
6 7/8s, 2013	4,210,000	4,104,750
R.H. Donnelley Corp. sr. notes 6 7/8s, 2013	2,495,000	2,432,625

CORPORATE BONDS AND NOTES (88.7%)* continued

		Principal amount	Value

Publishing continued
R.H. Donnelley Corp. sr. notes Ser. A-3, 8 7/8s, 2016		$4,465,000	$4,766,388
Reader’s Digest Association, Inc. (The) 144A
sr. sub. notes 9s, 2017		4,170,000	4,149,150
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009		10,768,000	10,983,360
Vertis, Inc. 144A sub. notes 13 1/2s, 2009		4,030,000	3,828,500
			65,241,195

Restaurants (0.3%)
Buffets, Inc. company guaranty 12 1/2s, 2014		6,410,000	6,730,500
Domino’s, Inc. sr. sub. notes 8 1/4s, 2011		80,000	83,880
			6,814,380

Retail (2.3%)
Asbury Automotive Group, Inc. sr. sub. notes 8s, 2014		3,510,000	3,584,588
Autonation, Inc. company guaranty 7s, 2014		1,070,000	1,084,713
Autonation, Inc. company guaranty FRN 7.36s, 2013		1,650,000	1,674,750
Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014		5,810,000	6,158,600
Harry & David Holdings, Inc. company guaranty FRN
10.36s, 2012		1,125,000	1,144,688
Harry & David Holdings, Inc. company guaranty 9s, 2013		3,645,000	3,727,013
Michaels Stores, Inc. 144A sr. sub. notes 11 3/8s, 2016		4,235,000	4,594,975
Movie Gallery, Inc. sr. unsecd. notes 11s, 2012		2,190,000	1,960,050
Neiman-Marcus Group, Inc. company guaranty 9s, 2015		9,775,000	10,752,500
Pathmark Stores, Inc. company guaranty 8 3/4s, 2012		4,588,000	4,719,905
Rite Aid Corp. company guaranty 7 1/2s, 2015		3,420,000	3,402,900
Rite Aid Corp. sec. notes 8 1/8s, 2010		4,545,000	4,664,306
United Auto Group, Inc. 144A sr. sub. notes 7 3/4s, 2016		4,915,000	5,001,013
Victoria ACQ II 144A sr. unsecd. notes 11.587s, 2015
(Netherlands) ‡‡	EUR	1,356,963	1,833,363
			54,303,364

Technology (5.9%)
Activant Solutions, Inc. company guaranty 9 1/2s, 2016		$2,625,000	2,579,063
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012		3,891,000	4,007,730
Amkor Technologies, Inc. sr. notes 7 3/4s, 2013		5,262,000	5,104,140
Amkor Technologies, Inc. sr. unsecd. notes 9 1/4s, 2016		2,695,000	2,748,900
Avago Technologies Finance company guaranty 10 1/8s,
2013 (Singapore)		1,175,000	1,257,250
Avago Technologies Finance company guaranty FRN
10.86s, 2013 (Singapore)		90,000	94,050
Celestica, Inc. sr. sub. notes 7 7/8s, 2011
(Canada) (S)		1,880,000	1,847,100
Celestica, Inc. sr. sub. notes 7 5/8s, 2013 (Canada)		2,965,000	2,824,163
Compucom Systems, Inc. 144A sr. notes 12s, 2014		4,540,000	4,755,650
Freescale Semiconductor, Inc. 144A sr. notes 9 1/8s, 2014 ‡‡		5,620,000	5,697,275
Freescale Semiconductor, Inc. 144A sr. notes 8 7/8s, 2014		11,235,000	11,389,481
Freescale Semiconductor, Inc. 144A
sr. sub. notes 10 1/8s, 2016 (S)		5,615,000	5,748,356
Iron Mountain, Inc. company guaranty 8 3/4s, 2018		1,860,000	1,985,550

CORPORATE BONDS AND NOTES (88.7%)* continued

	Principal amount	Value

Technology continued
Iron Mountain, Inc. company guaranty 8 5/8s, 2013	$8,716,000	$8,955,690
Iron Mountain, Inc. company guaranty 7 3/4s, 2015	125,000	127,813
Iron Mountain, Inc. company guaranty 6 5/8s, 2016	235,000	225,600
Lucent Technologies, Inc. debs. 6.45s, 2029	8,064,000	7,338,240
Lucent Technologies, Inc. notes 5 1/2s, 2008	1,435,000	1,424,238
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)	3,055,000	2,871,700
Nortel Networks, Ltd. 144A company guaranty 10 3/4s,
2016 (Canada)	1,675,000	1,867,625
Nortel Networks, Ltd. 144A company guaranty FRN
9.61s, 2011 (Canada)	4,925,000	5,269,750
NXP BV/NXP Funding, LLC 144A sec. FRN 8.11s, 2013
(Netherlands)	4,720,000	4,826,200
NXP BV/NXP Funding, LLC 144A sec. notes 7 7/8s, 2014
(Netherlands)	7,635,000	7,883,138
Open Solutions, Inc. 144A sr. sub. notes 9 3/4s, 2015	3,075,000	3,174,938
Seagate Technology Hdd Holdings company
guaranty 6.8s, 2016 (Cayman Islands)	2,580,000	2,595,298
Solectron Global Finance Corp. company guaranty 8s, 2016	2,290,000	2,290,000
SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	7,508,000	8,164,950
SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	13,099,000	13,983,183
UGS Capital Corp. II 144A sr. notes 10.348s, 2011 ‡‡	2,311,012	2,351,455
UGS Corp. company guaranty 10s, 2012	3,135,000	3,432,825
Unisys Corp. sr. notes 8s, 2012	3,745,000	3,782,450
Xerox Capital Trust I company guaranty 8s, 2027 (S)	3,365,000	3,436,506
Xerox Corp. company guaranty 9 3/4s, 2009	4,000	4,302
Xerox Corp. sr. notes 7 5/8s, 2013	1,747,000	1,895,802
Xerox Corp. sr. notes 6 7/8s, 2011	1,525,000	1,614,775
Xerox Corp. unsec. sr. notes 6 3/4s, 2017	1,090,000	1,152,224
		138,707,410

Textiles (1.1%)
Hanesbrands, Inc. 144A sr. notes FRN 8.735s, 2014	6,970,000	7,126,825
Levi Strauss & Co. sr. notes 9 3/4s, 2015	8,088,000	8,896,800
Levi Strauss & Co. sr. notes 8 7/8s, 2016	4,115,000	4,433,913
Oxford Industries, Inc. sr. notes 8 7/8s, 2011	4,325,000	4,498,000
		24,955,538

Tire & Rubber (0.5%)
Goodyear Tire & Rubber Co. (The) notes 8 1/2s, 2007	35,000	35,000
Goodyear Tire & Rubber Co. (The) sr. notes 9s, 2015	11,775,000	12,790,594
		12,825,594

Transportation (1.0%)
CalAir, LLC/CalAir Capital Corp. company
guaranty 8 1/8s, 2008	8,076,000	8,065,905
Delta Air Lines, Inc. notes 8.3s, 2029	5,560,000	3,308,200

CORPORATE BONDS AND NOTES (88.7%)* continued

	Principal amount	Value

Transportation continued
Kansas City Southern Railway Co. company
guaranty 9 1/2s, 2008	$8,203,000	$8,582,389
Northwest Airlines, Inc. company guaranty 10s, 2009	3,885,000	3,651,900
		23,608,394

Utilities & Power (7.1%)
AES Corp. (The) sr. notes 8 7/8s, 2011	808,000	866,580
AES Corp. (The) 144A sec. notes 9s, 2015	7,365,000	7,889,756
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	7,580,000	8,110,600
Cleveland Electric Illuminating Co. (The) 144A
sr. notes Ser. D, 7.88s, 2017	10,000	11,853
CMS Energy Corp. sr. notes 9 7/8s, 2007	175,000	178,719
CMS Energy Corp. sr. notes 8.9s, 2008	2,329,000	2,416,338
CMS Energy Corp. sr. notes 8 1/2s, 2011	1,294,000	1,403,990
CMS Energy Corp. sr. notes 7 3/4s, 2010	1,760,000	1,848,000
Colorado Interstate Gas Co. debs. 6.85s, 2037	3,610,000	3,907,002
Colorado Interstate Gas Co. sr. notes 5.95s, 2015	1,020,000	1,032,817
Dynegy-Roseton Danskamme company guaranty Ser. A,
7.27s, 2010	3,565,000	3,636,300
Dynegy-Roseton Danskamme company guaranty Ser. B,
7.67s, 2016	5,430,000	5,769,375
Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	2,075,000	2,199,500
Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	2,495,000	2,607,275
El Paso Corp. notes 7 3/4s, 2010	1,840,000	1,959,600
El Paso Corp. sr. notes 8.05s, 2030	4,170,000	4,670,400
El Paso Corp. sr. notes 7 3/8s, 2012	3,090,000	3,290,850
El Paso Corp. sr. notes Ser. MTN, 7.8s, 2031	3,535,000	3,857,569
El Paso Natural Gas Co. debs. 8 5/8s, 2022	1,775,000	2,194,566
El Paso Production Holding Co. company
guaranty 7 3/4s, 2013	11,400,000	11,913,000
Ferrellgas LP/Finance sr. notes 8 3/4s, 2012	217,000	225,680
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	5,575,000	5,463,500
Midwest Generation, LLC sec. sr. notes 8 3/4s, 2034	11,180,000	12,046,450
Mirant Americas Generation, Inc. sr. notes 8.3s, 2011	4,480,000	4,592,000
Mirant North America, LLC company guaranty 7 3/8s, 2013	6,555,000	6,735,263
Mission Energy Holding Co. sec. notes 13 1/2s, 2008	7,133,000	7,783,886
Nevada Power Co. 2nd mtge. 9s, 2013	3,218,000	3,480,232
NRG Energy, Inc. company guaranty 7 3/8s, 2017	2,710,000	2,757,425
NRG Energy, Inc. sr. notes 7 3/8s, 2016	13,840,000	14,116,800
Orion Power Holdings, Inc. sr. notes 12s, 2010	2,510,000	2,911,600
SEMCO Energy, Inc. sr. notes 7 3/4s, 2013	4,925,000	5,032,572
SEMCO Energy, Inc. 144A sr. notes 7 3/4s, 2013	138,000	140,760
Sierra Pacific Power Co. general ref. mtge. 6 1/4s, 2012	1,238,000	1,279,128
Sierra Pacific Resources sr. notes 8 5/8s, 2014	3,540,000	3,833,604
Southern Union Co. jr. sub. FRN 7.2s, 2066	6,000,000	6,016,992
Teco Energy, Inc. notes 7.2s, 2011	1,680,000	1,780,800
Teco Energy, Inc. notes 7s, 2012	2,785,000	2,924,250
Teco Energy, Inc. sr. notes 6 3/4s, 2015	370,000	388,500

CORPORATE BONDS AND NOTES (88.7%)* continued

	Principal amount	Value

Utilities & Power continued
Tennessee Gas Pipeline Co. debs. 7s, 2028	$710,000	$776,974
Tennessee Gas Pipeline Co. unsec. notes 7 1/2s, 2017	1,495,000	1,680,416
Transcontinental Gas Pipeline Corp. debs. 7 1/4s, 2026	5,220,000	5,722,425
Utilicorp United, Inc. sr. notes 9.95s, 2011	173,000	189,435
Williams Cos., Inc. (The) notes 8 3/4s, 2032	1,355,000	1,551,475
Williams Cos., Inc. (The) notes 8 1/8s, 2012	25,000	27,125
Williams Cos., Inc. (The) notes 7 5/8s, 2019	1,525,000	1,654,625
Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	1,915,000	1,941,331
Williams Partners LP/ Williams Partners
Finance Corp. 144A bonds 7 1/4s, 2017	2,050,000	2,152,500
		166,969,838

Total corporate bonds and notes (cost $2,032,875,795)		$2,079,749,562

SENIOR LOANS (2.6%)* (c)

	Principal amount	Value

AGCO Corp. bank term loan FRN 7.07s, 2008	$219,900	$221,000
Burlington Coat Factory Warehouse Corp. bank term
loan FRN Ser. B, 7.61s, 2013	1,228,125	1,228,637
Charter Communications bank term loan FRN 7.985s, 2013	863,526	869,086
Dana Corp. bank term loan FRN 7.82s, 2008	1,300,000	1,301,403
Dex Media West, LLC/Dex Media Finance Co. bank term
loan FRN Ser. B, 6.861s, 2010	620,604	620,816
Federal Mogul Corp. bank term loan FRN Ser. A,
7.57s, 2008	2,735,000	2,718,475
Federal Mogul Corp. bank term loan FRN Ser. B,
7.82s, 2008	6,365,000	6,315,939
Freeport McMoran Inc. bank term loan FRN 1s, 2008 (F)	6,250,000	6,250,000
Health Management Associates, Inc. bank term loan
FRN 7.11s, 2014	4,133,000	4,162,708
Healthsouth Corp. bank term loan FRN Ser. B, 8.61s, 2013	5,970,000	6,022,238
Insight Midwest, LP bank term loan FRN 7.61s, 2014	2,867,628	2,894,154
Key Energy Services, Inc. bank term loan FRN 7.86s, 2010	910,000	915,688
Key Energy Services, Inc. bank term loan FRN Ser. B,
7.861s, 2012	969,944	976,007
Leap Wireless International, Inc. bank term loan FRN
Ser. B, 8.114s, 2013	497,500	502,848
Mediacom Communications Corp. bank term loan FRN
Ser. C, 7.117s, 2015	987,500	989,087
Michaels Stores, Inc. bank term loan FRN Ser. B,
8 1/8s, 2013	1,953,438	1,970,835
Neiman Marcus Group, Inc. bank term loan FRN Ser. B,
7.602s, 2013	811,983	820,865
Novelis, Inc. bank term loan FRN 7.61s, 2012	421,462	421,763
Novelis, Inc. bank term loan FRN Ser. B, 7.61s, 2012	732,013	732,536
Pinnacle Foods Holding Corp. bank term loan FRN
7.36s, 2010	747,357	749,599
Sandridge Energy bank term loan FRN 10.19s, 2013	8,420,000	8,462,100

SENIOR LOANS (2.6%)* (c) continued

	Principal amount	Value

Six Flags, Inc. bank term loan FRN Ser. B, 8.61s, 2009	$1,447,316	$1,462,468
Solo Cup Co. bank term loan FRN 11.57s, 2012	4,047,633	4,138,704
Trump Hotel & Casino Resort, Inc. bank term loan FRN
5.62s, 2012 (U)	577,500	581,831
Trump Hotel & Casino Resort, Inc. bank term loan FRN
Ser. B-1, 7.87s, 2012	574,583	578,893
VWR International, Inc. bank term loan FRN Ser. B,
7.61s, 2011	162,770	163,889
Wesco Aircraft Hardware Corp. bank term loan FRN
7.6s, 2013	1,050,000	1,057,219
Wesco Aircraft Hardware Corp. bank term loan FRN
11.1s, 2014	3,425,000	3,496,353
Young Broadcasting, Inc. bank term loan FRN Ser. B,
7.937s, 2012	240,129	240,805

Total senior loans (cost $60,705,402)		$60,865,946

CONVERTIBLE PREFERRED STOCKS (1.8%)*

	Shares	Value

Chesapeake Energy Corp. 6.25% cv. pfd.	12,312	$3,198,042
Citigroup Funding, Inc. Ser. GNW, zero% cv. pfd.	206,540	6,751,793
Crown Castle International Corp. $3.125 cum. cv. pfd.	88,505	5,044,785
Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.	83,405	3,523,861
Entertainment Properties Trust Ser. C, $1.437 cum. cv. pfd. (R)	141,040	3,792,566
Freeport-McMoRan Copper & Gold, Inc. 5.50% cv. pfd.	2,553	3,451,337
Huntsman Corp. $2.50 cv. pfd.	65,362	2,859,588
Interpublic Group of Companies, Inc. 144A Ser. B,
5.25% cum. cv. pfd.	4,964	5,739,625
Ion Media Networks, Inc. 144A 9.75% cv. pfd. ‡‡	219	985,500
Northrop Grumman Corp. Ser. B, $7.00 cum. cv. pfd.	41,825	5,745,709

Total convertible preferred stocks (cost $38,101,354)		$41,092,806

CONVERTIBLE BONDS AND NOTES (1.3%)*

	Principal amount	Value

Acquicor Technology, Inc. 144A cv. notes 8s, 2011	$2,357,000	$2,463,065
DRS Technologies, Inc. 144A cv. unsec. notes 2s, 2026	8,690,000	9,276,575
Intel Corp. cv. sub. bonds 2.95s, 2035 (S)	4,395,000	3,917,044
L-3 Communications Corp. 144A cv. bonds 3s, 2035	5,115,000	5,460,263
LIN Television Corp. cv. sr. sub. notes 2 1/2s, 2033	1,765,000	1,685,575
Nash Finch Co. cv. sr. sub. notes stepped-coupon
1.631s (zero %, 3/15/13) 2035 ††	375,000	159,844
Safeguard Scientifics, Inc. cv. sr. notes 2 5/8s, 2024	425,000	349,563
Sinclair Broadcast Group, Inc. cv. sr. sub. notes stepped-coupon
4 7/8s (2s, 1/15/11) 2018 ††	3,155,000	3,052,463
Trinity Industries, Inc. cv. sub. notes 3 7/8s, 2036	3,027,000	3,375,105

Total convertible bonds and notes (cost $27,592,666)		$29,739,497

COMMON STOCKS (1.3%)*

	Shares	Value

Adelphia Contingent Value Vehicle †	8,448,187	$707,113
Bohai Bay Litigation, LLC (Units) (F)	3,899	55,172
Compass Minerals International, Inc.	4,728	154,464
Contifinancial Corp. Liquidating Trust Units (F)	31,945,478	3,195
Decrane Aircraft Holdings, Inc. (F) † §	29,311	29
DigitalGlobe, Inc. 144A † §	645,566	581,009
Jarden Corp. †	95,645	3,503,476
Owens Corning, Inc. †	229,028	7,331,186
Playtex Products, Inc. †	85,705	1,175,016
Pride International, Inc. †	123,381	3,553,373
Samsonite Corp.	735,508	735,508
Time Warner Cable, Inc. Class A †	127,967	4,958,721
VFB LLC (acquired various dates from 12/21/99
to 12/08/03, cost $9,772,641) (F) ‡ † §	12,955,347	267,942
WHX Corp. †	162,840	1,465,560
Williams Cos., Inc. (The)	171,182	4,616,779
XCL Warranty Escrow (F) §	3,899	556,558

Total common stocks (cost $58,827,273)		$29,665,101

COLLATERALIZED MORTGAGE OBLIGATIONS (0.4%)*

	Principal amount	Value

DLJ Commercial Mortgage Corp. 144A Ser. 98-CF2,
Class B5, 5.95s, 2031	$3,816,434	$3,633,703
GE Capital Commercial Mortgage Corp. 144A Ser. 00-1,
Class G, 6.131s, 2033	2,470,000	2,261,853
Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	2,435,000	2,071,367
Ser. 04-1A, Class K, 5.45s, 2040	880,000	717,406
Ser. 04-1A, Class L, 5.45s, 2040	400,000	299,781

Total collateralized mortgage obligations (cost $7,553,086)		$8,984,110

FOREIGN GOVERNMENT BONDS AND NOTES (0.2%)* (cost $4,429,416)

	Principal amount	Value

Argentina (Republic of ) FRB 5.475s, 2012	$4,773,750	$4,519,787

PREFERRED STOCKS (0.2%)*

	Shares	Value

Decrane Aircraft Holdings, Inc. 16.00% pfd. ‡‡	21,000	$147,000
Rural Cellular Corp. Ser. B, 11.375% cum. pfd.	3,075	3,843,750

Total preferred stocks (cost $2,559,103)		$3,990,750

WARRANTS (—%)* †

	Expiration date		Warrants	Value

Dayton Superior Corp. 144A (F)	6/15/09		$8,614	$125,859
Decrane Aircraft Holdings Co. Class B	6/30/10		1	1
Decrane Aircraft Holdings Co. Class B	6/30/10		1	1
MDP Acquisitions PLC 144A (Ireland)	10/01/13	EUR	4,599	128,772
Ubiquitel, Inc. 144A	4/15/10		$15,354	154
ZSC Specialty Chemicals PLC 144A
(United Kingdom)	6/30/11	GBP	300,000	3,000
ZSC Specialty Chemicals PLC (Preferred)
144A (United Kingdom)	6/30/11	GBP	300,000	3,000

Total warrants (cost $1,422,367)				$260,787

SHORT-TERM INVESTMENTS (4.5%)*

			Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 5.29% to 5.46%
and due dates ranging from March 1, 2007 to
April 29, 2007 (d)			$38,996,174	$38,923,402
Putnam Prime Money Market Fund (e)			66,587,863	66,587,863

Total short-term investments (cost $105,511,265)				$105,511,265

TOTAL INVESTMENTS
Total investments (cost $2,339,577,727)				$2,364,379,611

* Percentages indicated are based on net assets of $2,343,412,501.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at February 28, 2007 was $5,337,942 or 0.2% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

§ Affiliated Companies (Note 9).

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at February 28, 2007. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at February 28, 2007.

(U) A portion of the position represents unfunded loan commitments (Note 8).

At February 28, 2007, liquid assets totaling $90,934,107 have been designated as collateral for open forward commitments, swap contracts and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at February 28, 2007.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO BUY at 2/28/07 (Unaudited)

			Aggregate	Delivery	Unrealized
		Value	face value	date	appreciation

Euro		$7,389,747	$7,299,141	3/22/07	$90,606

FORWARD CURRENCY CONTRACTS TO SELL at 2/28/07 (Unaudited)

			Aggregate	Delivery	Unrealized
		Value	face value	date	appreciation

Euro		$61,542,767	$62,262,883	3/22/07	$720,116

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/07 (Unaudited)

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid)	by appreciation/
Referenced debt*	received**	amount	date	fund per annum	(depreciation)
Bank of America, N.A.
DJ CDX NA HY Series 7
Index	$536,175	$11,915,000	12/20/11	(325 bp)	$ 126,807

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	1,825,000	6/20/11	(90 bp)	(14,627)

Citibank, N.A.
Ford Motor Co., 7.45%,
7/16/31	—	2,190,000	6/20/07	620 bp	63,834

Visteon Corp., 7%,
3/10/14	—	2,825,000	6/20/09	605 bp	212,700

Credit Suisse First Boston International
Ford Motor Co., 7.45%,
7/16/31	—	4,715,000	9/20/07	(487.5 bp)	(127,407)

Ford Motor Co., 7.45%,
7/16/31	—	5,720,000	9/20/08	725 bp	515,422

Ford Motor Co., 7.45%,
7/16/31	—	1,005,000	9/20/07	(485 bp)	(26,964)

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	2,915,000	3/20/12	(91 bp)	(6,175)

Deutsche Bank AG
Ford Motor Co., 7.45%,
7/16/31	—	3,066,000	6/20/07	595 bp	79,465

Visteon Corp., 7%,
3/10/14	—	1,105,000	6/20/09	535 bp	50,949

Goldman Sachs Capital Markets, L.P.
Ford Motor Co., 7.45%,
7/16/31	—	2,190,000	6/20/07	630 bp	61,641

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/07 (Unaudited) continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid)	by appreciation/
Referenced debt*	received**	amount	date	fund per annum	(depreciation)

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	$—	$ 3,646,000	(a)	2.461%	$307,769

General Motors Corp.,
7 1/8%, 7/15/13	—	4,715,000	9/20/08	620 bp	356,255

General Motors Corp.,
7 1/8%, 7/15/13	—	4,715,000	9/20/07	(427.5 bp)	(124,482)

General Motors Corp.,
7 1/8%, 7/15/13	—	1,005,000	9/20/07	(425 bp)	(26,353)

General Motors Corp.,
7 1/8%, 7/15/13	—	1,005,000	9/20/08	620 bp	75,775

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	1,115,000	9/20/11	(108 bp)	(15,443)

Standard Pacific Corp.,
6 7/8%, 5/15/11	—	3,060,000	9/20/11	(353 bp)	(216,654)

JPMorgan Chase Bank, N.A.
Ford Motor Co., 7.45%,
7/16/31	—	2,190,000	6/20/07	635 bp	65,489

Ford Motor Co., 7.45%,
7/16/31	—	2,830,000	6/20/07	665 bp	80,686

Ford Motor Co., 7.45%,
7/16/31	—	815,000	9/20/07	(345 bp)	(14,022)

Ford Motor Co., 7.45%,
7/16/31	—	815,000	9/20/08	550 bp	49,444

General Motors Corp.,
7 1/8%, 7/15/13	—	815,000	9/20/07	(350 bp)	(15,229)

General Motors Corp.,
7 1/8%, 7/15/13	—	815,000	9/20/08	500 bp	45,055

Lehman Brothers Special Financing, Inc.
Goodyear Tire & Rubber,
7.857%, 8/15/11	—	1,000,000	3/20/12	185 bp	(3,091)

Merrill Lynch Capital Services, Inc.
Ford Motor Co., 7.45%,
7/16/31	—	2,310,000	9/20/07	(345 bp)	(48,635)

Ford Motor Co., 7.45%,
7/16/31	—	2,310,000	9/20/08	570 bp	147,913

General Motors Corp.,
7 1/8%, 7/15/13	—	3,235,000	9/20/07	(335 bp)	(62,207)

General Motors Corp.,
7 1/8%, 7/15/13	—	3,235,000	9/20/08	500 bp	178,835

Morgan Stanley Capital Services, Inc.
Ford Motor Co., 7.45%,
7/16/31	—	810,000	9/20/07	(345 bp)	(17,053)

Ford Motor Co., 7.45%,
7/16/31	—	810,000	9/20/08	560 bp	50,499

General Motors Corp.,
7 1/8%, 7/15/13	—	810,000	9/20/07	(335 bp)	(15,760)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/07 (Unaudited) continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received**	amount	date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc. continued
General Motors Corp.,
7 1/8%, 7/15/13	$—	$ 810,000	9/20/08	500 bp	$ 44,778

Visteon Corp., 7%,
3/10/14	—	1,755,972	6/20/09	535 bp	104,536

Total					$1,883,750

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/07 (Unaudited)

ASSETS

Investment in securities, at value, including $37,586,728 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,261,871,508)	$2,296,386,210
Affiliated issuers (identified cost $77,706,219) (Notes 5 and 9)	67,993,401

Cash	7,871,355

Foreign currency (cost $287) (Note 1)	300

Dividends, interest and other receivables	41,395,089

Receivable for shares of the fund sold	2,162,701

Receivable for securities sold	8,068,152

Unrealized appreciation on swap contracts (Note 1)	2,617,852

Receivable for open forward currency contracts (Note 1)	810,722

Receivable for closed forward currency contracts (Note 1)	422,268

Total assets	2,427,728,050

LIABILITIES

Payable for securities purchased	32,869,925

Payable for purchases of delayed delivery securities (Note 1)	579,666

Payable for shares of the fund repurchased	5,255,854

Payable for compensation of Manager (Notes 2 and 5)	3,408,522

Payable for investor servicing and custodian fees (Note 2)	324,801

Payable for Trustee compensation and expenses (Note 2)	411,044

Payable for administrative services (Note 2)	3,606

Payable for distribution fees (Note 2)	990,100

Payable for closed forward currency contracts (Note 1)	31,497

Premium received on swap contracts (Note 1)	536,175

Unrealized depreciation on swap contracts (Note 1)	734,102

Collateral on securities loaned, at value (Note 1)	38,923,402

Other accrued expenses	246,855

Total liabilities	84,315,549

Net assets	$2,343,412,501

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$4,112,196,947

Distributions in excess of net investment income (Notes 1 and 6)	(2,990,699)

Accumulated net realized loss on investments
and foreign currency transactions (Notes 1 and 6)	(1,793,321,807)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies (Note 6)	27,528,060

Total — Representing net assets applicable to capital shares outstanding	$2,343,412,501
(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,753,856,725 divided by 213,518,380 shares)	$8.21

Offering price per class A share
(100/96.25 of $8.21)*	$8.53

Net asset value and offering price per class B share
($280,403,366 divided by 34,281,429 shares)**	$8.18

Net asset value and offering price per class C share
($64,711,048 divided by 7,918,654 shares)**	$8.17

Net asset value and redemption price per class M share
($19,971,499 divided by 2,427,885 shares)	$8.23

Offering price per class M share
(100/96.75 of $8.23)***	$8.51

Net asset value, offering price and redemption price per class R share
($868,757 divided by 106,278 shares)	$8.17

Net asset value, offering price and redemption price per class Y share
($223,601,106 divided by 27,408,683 shares)	$8.16

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/28/07 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $1,723,275
from investments in affiliated issuers) (Note 5)	$92,852,040

Dividends	754,104

Securities lending	70,063

Total investment income	93,676,207

EXPENSES

Compensation of Manager (Note 2)	6,657,231

Investor servicing fees (Note 2)	1,765,757

Custodian fees (Note 2)	150,594

Trustee compensation and expenses (Note 2)	37,327

Administrative services (Note 2)	28,458

Distribution fees — Class A (Note 2)	2,140,022

Distribution fees — Class B (Note 2)	1,554,048

Distribution fees — Class C (Note 2)	319,618

Distribution fees — Class M (Note 2)	49,449

Distribution fees — Class R (Note 2)	1,423

Other	264,536

Fees waived and reimbursed by Manager (Note 5)	(31,132)

Total expenses	12,937,331

Expense reduction (Note 2)	(270,509)

Net expenses	12,666,822

Net investment income	81,009,385

Net realized loss on investments (Notes 1 and 3)	(5,361,282)

Net increase from payments by affiliate (Note 2)	148,544

Net realized gain on swap contracts (Note 1)	1,520,492

Net realized loss on foreign currency transactions (Note 1)	(1,751,047)

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	118,931

Net unrealized appreciation of investments
and swap contracts during the period	106,740,081

Net gain on investments	101,415,719

Net increase in net assets resulting from operations	$182,425,104

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	2/28/07*	8/31/06

Operations:
Net investment income	$81,009,385	$172,531,273

Net realized loss on investments and foreign
currency transactions	(5,443,293)	(10,858,700)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	106,859,012	(57,807,163)

Net increase in net assets resulting from operations	182,425,104	103,865,410

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(62,791,310)	(125,685,964)

Class B	(10,340,775)	(29,512,327)

Class C	(2,117,630)	(4,259,739)

Class M	(696,237)	(1,441,939)

Class R	(20,254)	(27,131)

Class Y	(7,965,885)	(15,394,349)

Redemption fees (Note 1)	125,394	161,964

Decrease from capital share transactions (Notes 4 and 6)	(31,942,326)	(367,759,383)

Total increase (decrease) in net assets	66,676,081	(440,053,458)

NET ASSETS

Beginning of period	2,276,736,420	2,716,789,878

End of period (including distributions in excess of
net investment income of $2,990,699 and undistributed
net investment income of $289,627, respectively)	$2,343,412,501	$2,276,736,420

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From				Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	From			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	return of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
February 28, 2007**	$7.87	.28(d)	.35	.63	(.29)	—	(.29)	—(f)	$8.21	8.19*	$1,753,857	.50(d)*	3.52(d)*	37.69*
August 31, 2006	8.10	.58(d,e)	(.22)	.36	(.59)	—	(.59)	—(f)	7.87	4.64	1,657,357	1.01(d,e)	7.26(d,e)	45.50
August 31, 2005	7.98	.56(d)	.16	.72	(.60)	—	(.60)	—(f)	8.10	9.28	1,851,371	.97(d)	6.94(d)	41.21
August 31, 2004	7.55	.59(d)	.43	1.02	(.59)	—	(.59)	—(f)	7.98	13.95	1,924,073	.99(d)	7.55(d)	61.68
August 31, 2003	6.86	.67	.71	1.38	(.69)	—	(.69)	—	7.55	21.27	2,271,756.98		9.41	75.18
August 31, 2002	8.10	.77	(1.15)	(.38)	(.81)	(.05)	(.86)	—	6.86	(5.10)	1,814,979	1.01	10.37	74.29(g)

CLASS B
February 28, 2007**	$7.84	.25(d)	.35	.60	(.26)	—	(.26)	—(f)	$8.18	7.81*	$280,403	.88(d)*	3.14(d)*	37.69*
August 31, 2006	8.06	.51(d,e)	(.20)	.31	(.53)	—	(.53)	—(f)	7.84	3.99	342,227	1.76(d,e)	6.52(d,e)	45.50
August 31, 2005	7.94	.50(d)	.16	.66	(.54)	—	(.54)	—(f)	8.06	8.49	543,515	1.72(d)	6.19(d)	41.21
August 31, 2004	7.52	.53(d)	.42	.95	(.53)	—	(.53)	—(f)	7.94	13.01	672,232	1.74(d)	6.80(d)	61.68
August 31, 2003	6.84	.62	.70	1.32	(.64)	—	(.64)	—	7.52	20.31	879,566	1.73	8.67	75.18
August 31, 2002	8.07	.71	(1.14)	(.43)	(.76)	(.04)	(.80)	—	6.84	(5.69)	793,713	1.76	9.40	74.29(g)

CLASS C
February 28, 2007**	$7.84	.25(d)	.34	.59	(.26)	—	(.26)	—(f)	$8.17	7.69*	$64,711	.88(d)*	3.15(d)*	37.69*
August 31, 2006	8.06	.51(d,e)	(.20)	.31	(.53)	—	(.53)	—(f)	7.84	4.02	63,687	1.76(d,e)	6.50(d,e)	45.50
August 31, 2005	7.95	.50(d)	.15	.65	(.54)	—	(.54)	—(f)	8.06	8.39	75,498	1.72(d)	6.18(d)	41.21
August 31, 2004	7.52	.54(d)	.42	.96	(.53)	—	(.53)	—(f)	7.95	13.15	63,866	1.74(d)	6.80(d)	61.68
August 31, 2003	6.85	.62	.68	1.30	(.63)	—	(.63)		7.52	20.08	87,008	1.73	8.49	75.18
August 31, 2002 †	7.60	.29	(.74)	(.45)	(.28)	(.02)	(.30)	—	6.85	(6.03)*	48,587	.80*	4.17*	74.29(g)

CLASS M
February 28, 2007**	$7.88	.27(d)	.36	.63	(.28)	—	(.28)	—(f)	$8.23	8.15*	$19,971	.63(d)*	3.40(d)*	37.69*
August 31, 2006	8.10	.56(d,e)	(.22)	.34	(.56)	—	(.56)	—(f)	7.88	4.46	19,785	1.26(d,e)	7.00(d,e)	45.50
August 31, 2005	7.98	.54(d)	.15	.69	(.57)	—	(.57)	—(f)	8.10	8.95	23,265	1.22(d)	6.69(d)	41.21
August 31, 2004	7.55	.57(d)	.43	1.00	(.57)	—	(.57)	—(f)	7.98	13.64	26,295	1.24(d)	7.28(d)	61.68
August 31, 2003	6.87	.65	.70	1.35	(.67)	—	(.67)	—	7.55	20.80	45,017	1.23	9.12	75.18
August 31, 2002	8.10	.75	(1.15)	(.40)	(.79)	(.04)	(.83)	—	6.87	(5.23)	34,917	1.26	9.79	74.29(g)

CLASS R
February 28, 2007**	$7.85	.28(d)	.33	.61	(.29)	—	(.29)	—(f)	$8.17	7.85*	$869	.63(d)*	3.42(d)*	37.69*
August 31, 2006	8.08	.55(d,e)	(.21)	.34	(.57)	—	(.57)	—(f)	7.85	4.37	390	1.26(d,e)	7.00(d,e)	45.50
August 31, 2005	7.98	.53(d)	.15	.68	(.58)	—	(.58)	—(f)	8.08	8.79	905	1.22(d)	6.60(d)	41.21
August 31, 2004	7.55	.58(d)	.42	1.00	(.57)	—	(.57)	—(f)	7.98	13.64	70	1.24(d)	7.29(d)	61.68
August 31, 2003 ††	6.99	.40	.54	.94	(.38)	—	(.38)	—	7.55	13.76*	46	.75*	5.59*	75.18

CLASS Y
February 28, 2007**	$7.83	.29(d)	.35	.64	(.31)	—	(.31)	—(f)	$8.16	8.27*	$223,601	.38(d)*	3.65(d)*	37.69*
August 31, 2006	8.06	.59(d,e)	(.21)	.38	(.61)	—	(.61)	—(f)	7.83	4.99	193,290	.76(d,e)	7.51(d,e)	45.50
August 31, 2005	7.96	.58(d)	.14	.72	(.62)	—	(.62)	—(f)	8.06	9.37	222,236	.72(d)	7.19(d)	41.21
August 31, 2004	7.53	.61(d)	.44	1.05	(.62)	—	(.62)	—(f)	7.96	14.34	244,131	.74(d)	7.81(d)	61.68
August 31, 2003	6.85	.68	.71	1.39	(.71)	—	(.71)	—	7.53	21.45	220,883.73		9.57	75.18
August 31, 2002	8.09	.77	(1.13)	(.36)	(.83)	(.05)	(.88)	—	6.85	(4.84)	132,382.76		10.05	74.29(g)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

58	59

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period March 19, 2002 (commencement of operations) to August 31, 2002.

†† For the period January 21, 2003 (commencement of operations) to August 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class, reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

February 28, 2007	<0.01%

August 31, 2006	<0.01

August 31, 2005	<0.01

August 31, 2004	<0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended August 31, 2006 (Note 10).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/28/07 (Unaudited)

Note 1: Significant accounting policies

Putnam High Yield Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities. These securities may have a higher rate of default. Capital growth is a secondary goal when consistent with achieving high current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

A 1.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 6–90 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At February 28, 2007, the value of securities loaned amounted to $37,586,728. The fund received cash collateral of $38,923,402 which is pooled with collateral of other Putnam funds into 28 issues of high grade short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2006, the fund had a capital loss carryover of $1,727,813,678 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$135,892,331	August 31, 2007

339,129,540	August 31, 2008

305,968,663	August 31, 2009

298,606,980	August 31, 2010

498,097,278	August 31, 2011

60,420,545	August 31, 2012

76,026,159	August 31, 2013

13,672,182	August 31, 2014

As a result of the October 27, 2006 merger of Putnam Managed High Yield Trust into the fund, the fund acquired $32,094,100 in capital loss carryovers which are subject to limitations imposed by the Code. The acquired capital loss carryovers and their expiration dates are:

Loss Carryover	Expiration

$ 4,168,119	August 31, 2007

3,778,275	August 31, 2008

8,384,999	August 31, 2009

11,264,568	August 31, 2010

1,858,608	August 31, 2011

1,322,746	August 31, 2012

918,321	August 31, 2013

398,464	August 31, 2014

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2007 $23,250,705 of losses recognized during the period November 1, 2005 to August 31, 2006 a portion of which could be limited by Section 381 of the Code.

The aggregate identified cost on a tax basis is $2,344,753,357, resulting in gross unrealized appreciation and depreciation of $79,186,860 and $59,560,606, respectively, or net unrealized appreciation of $19,626,254.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended February 28, 2007, Putnam Management did not waive any of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $148,544 for a trading error which occurred during the period. The effect the losses incurred and the reimbursement by Putnam Management of such losses had no impact on total return.

The fund reimburses Putnam Management an allo-
cated amount for the compensation and related
expenses of certain officers of the fund and their
staff who provide administrative services to the fund.
The aggregate amount of all such reimbursements is
determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended February 28, 2007, the fund incurred $1,914,434 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended February 28, 2007, the fund’s expenses were reduced by $270,509 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $693, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $53,539 and $662 from the sale of class A and class M shares, respectively,

and received $172,054 and $2,090 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended February 28, 2007, Putnam Retail Management, acting as underwriter, received $987 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended February 28, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $841,834,038 and $888,757,669, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 2/28/07:
Shares sold	14,466,343	$ 116,388,738

Shares issued
in connection
with reinvestment
of distributions	5,359,216	43,101,540

Shares issued
in connection
with the merger
of Putnam Managed
High Yield Trust	8,467,578	67,470,903

	28,293,137	226,961,181

Shares
repurchased	(25,237,567)	(203,503,944)

Net increase	3,055,570	$ 23,457,237

Year ended 8/31/06:
Shares sold	32,882,015	$ 260,320,912

Shares issued
in connection
with reinvestment
of distributions	10,772,141	85,099,714

	43,654,156	345,420,626

Shares
repurchased	(61,729,443)	(489,662,809)

Net decrease	(18,075,287)	$(144,242,183)

CLASS B	Shares	Amount

Six months ended 2/28/07:
Shares sold	972,505	$7,781,062

Shares issued
in connection
with reinvestment
of distributions	778,962	6,229,776

	1,751,467	14,010,838

Shares
repurchased	(11,125,209)	(89,128,705)

Net decrease	(9,373,742)	$ (75,117,867)

Year ended 8/31/06:
Shares sold	5,991,939	$47,093,805

Shares issued
in connection
with reinvestment
of distributions	2,244,383	17,662,560

	8,236,322	64,756,365

Shares
repurchased	(32,002,007)	(252,477,971)

Net decrease	(23,765,685)	$ (187,721,606)

CLASS C	Shares	Amount

Six months ended 2/28/07:
Shares sold	667,447	$ 5,423,527

Shares issued
in connection
with reinvestment
of distributions	186,805	1,412,180

	854,252	6,835,707

Shares
repurchased	(1,062,059)	(8,512,746)

Net decrease	(207,807)	$ (1,677,039)

Year ended 8/31/06:
Shares sold	4,684,738	$ 36,726,008

Shares issued
in connection
with reinvestment
of distributions	366,126	2,882,270

	5,050,864	39,608,278

Shares
repurchased	(6,286,019)	(49,728,415)

Net decrease	(1,235,155)	$ (10,120,137)

CLASS M	Shares	Amount

Six months ended 2/28/07:
Shares sold	124,949	$ 1,008,240

Shares issued
in connection
with reinvestment
of distributions	58,228	468,792

	183,177	1,477,032

Shares
repurchased	(264,804)	(2,138,667)

Net decrease	(81,627)	$ (661,635)

Year ended 8/31/06:
Shares sold	626,136	$ 4,943,215

Shares issued
in connection
with reinvestment
of distributions	120,692	954,586

	746,828	5,897,801

Shares
repurchased	(1,108,089)	(8,811,632)

Net decrease	(361,261)	$(2,913,831)

CLASS R	Shares	Amount

Six months ended 2/28/07:
Shares sold	62,343	$ 502,091

Shares issued
in connection
with reinvestment
of distributions	2,517	20,207

	64,860	522,298

Shares
repurchased	(8,305)	(66,800)

Net increase	56,555	$ 455,498

Year ended 8/31/06:
Shares sold	34,612	$ 273,915

Shares issued
in connection
with reinvestment
of distributions	3,435	27,111

	38,047	301,026

Shares
repurchased	(100,345)	(799,441)

Net decrease	(62,298)	$(498,415)

CLASS Y	Shares	Amount

Six months ended 2/28/07:
Shares sold	4,074,880	$ 32,556,434

Shares issued
in connection
with reinvestment
of distributions	996,921	7,965,885

	5,071,801	40,522,319

Shares
repurchased	(2,360,138)	(18,920,839)

Net increase	2,711,663	$ 21,601,480

Year ended 8/31/06:
Shares sold	5,417,658	$ 42,809,889

Shares issued
in connection
with reinvestment
of distributions	1,955,308	15,360,483

	7,372,966	58,170,372

Shares
repurchased	(10,239,361)	(80,433,583)

Net decrease	(2,866,395)	$(22,263,211)

Note 5: Investment in Putnam Prime
Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 28, 2007, management fees paid were reduced by $31,132 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $1,723,275 for the period ended February 28, 2007. During the period ended February 28, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $352,657,489 and $373,007,904, respectively.

Note 6: Acquisition of Putnam Managed
High Yield Trust

On October 30, 2006, the fund issued 8,467,578 shares in exchange for 7,366,381 shares of Putnam Managed High Yield Trust to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam Managed High Yield Trust on October 27, 2006, were $2,292,845,413 and $67,470,903 respectively. On October 27, 2006, Putnam Managed High Yield Trust had distributions in excess of net investment income of $357,620, accumulated net realized loss of $34,849,307 and unrealized depreciation of $1,090,127. The aggregate net assets of the fund immediately following the acquisition were $2,360,316,316.

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam High Yield Trust.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of February 28, 2007, the fund had unfunded loan commitments of $577,500, which could be extended at the option of the borrower, pursuant to the following loan agreement with the following borrower:

Borrower	Unfunded Commitments

Trump Hotel and
Casino Resort, Inc.	$577,500

Note 9: Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

	Purchase	Sales	Dividend	Market
Affiliates	Cost	Proceeds	Income	Value

Decrane Aircraft Holdings, Inc.	$—	$—	$—	$29

DigitalGlobe, Inc. 144A	—	—	—	581,009

VFB LLC	—	—	—	267,942

XCL Warranty Escrow	—	—	—	556,558

Totals	$—	$—	$—	$1,405,538

Market values are shown for those securities affiliated at period end.

Note 10: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $127,052 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 11: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

The Putnam
family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund*	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund*

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund*	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund
Research Fund	Money Market Fund†
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds	Putnam RetirementReady® Funds
AMT-Free Insured Municipal Fund	Putnam RetirementReady Funds — ten
Tax Exempt Income Fund	investment portfolios that offer diversifica-
Tax Exempt Money Market Fund§	tion among stocks, bonds, and money
Tax-Free High Yield Fund	market instruments and adjust to become
more conservative over time based on a
State tax-free income funds:	target date for withdrawing assets.
Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,	The ten funds:
and Pennsylvania	Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Asset allocation funds	Putnam RetirementReady 2040 Fund
Income Strategies Fund	Putnam RetirementReady 2035 Fund
Putnam Asset Allocation Funds — three	Putnam RetirementReady 2030 Fund
investment portfolios that spread your	Putnam RetirementReady 2025 Fund
money across a variety of stocks, bonds,	Putnam RetirementReady 2020 Fund
and money market investments.	Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
The three portfolios:	Putnam RetirementReady Maturity Fund
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating
Rate Income Fund remains 3.25% .

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Kenneth R. Leibler	James P. Pappas
Putnam Investment	Robert E. Patterson	Vice President
Management, LLC	George Putnam, III
One Post Office Square	W. Thomas Stephens	Richard S. Robie, III
Boston, MA 02109	Richard B. Worley	Vice President

Investment Sub-Manager	Officers	Francis J. McNamara, III
Putnam Investments Limited	George Putnam, III	Vice President and
57–59 St. James’s Street	President	Chief Legal Officer
London, England SW1A 1LD
	Charles E. Porter	Robert R. Leveille
Marketing Services	Executive Vice President,	Chief Compliance Officer
Putnam Retail Management	Principal Executive Officer,
One Post Office Square	Associate Treasurer and	Mark C. Trenchard
Boston, MA 02109	Compliance Liaison	Vice President and
BSA Compliance Officer
Custodians	Jonathan S. Horwitz
Putnam Fiduciary Trust	Senior Vice President	Judith Cohen
Company, State Street Bank	and Treasurer	Vice President, Clerk and
and Trust Company		Assistant Treasurer
Steven D. Krichmar
Legal Counsel	Vice President and	Wanda M. McManus
Ropes & Gray LLP	Principal Financial Officer	Vice President, Senior Associate
Treasurer and Assistant Clerk
Trustees	Janet C. Smith
John A. Hill, Chairman	Vice President, Principal	Nancy E. Florek
Jameson Adkins Baxter,	Accounting Officer and	Vice President, Assistant Clerk,
Vice Chairman	Assistant Treasurer	Assistant Treasurer and
Charles B. Curtis		Proxy Manager
Myra R. Drucker	Susan G. Malloy
Charles E. Haldeman, Jr.	Vice President and
Paul L. Joskow	Assistant Treasurer
Elizabeth T. Kennan
Beth S. Mazor
Vice President

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA034 242608 4/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Effective January 1, 2007, the fund retained State Street Bank and Trust Company ("State Street") as its custodian. Putnam Fiduciary Trust Company, the fund's previous custodian, is managing the transfer of the fund's assets to State Street. This transfer is expected to be completed for all Putnam funds during the first half of 2007, with PFTC remaining as custodian with respect to fund assets until the assets are transferred. Also effective January 1, 2007, the fund's investment manager, Putnam

Investment Management, LLC entered into a Master Sub-Accounting Services Agreement with State Street, under which the investment manager has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 27, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 27, 2007